IN THE UNITED STATES BANKRUPTCY COURT

                                    FOR THE DISTRICT OF DELAWARE


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                                     :
In re:                               : Chapter 11
                                     :
POLAROID CORPORATION,                : Case No. 01-10864 (PJW)
         et al.,                     :
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                                     : Jointly Administered
                           Debtors.  :
                                     :
                                     :
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             NOTICE OF EFFECTIVE DATE OF THIRD AMENDED JOINT PLAN OF
                   REORGANIZATION OF PRIMARY PDC, INC. (F/K/A
                POLAROID CORPORATION) AND ITS DEBTOR SUBSIDIARIES
                AND THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS

                  PLEASE TAKE NOTICE that on November 18, 2003, the United States Bankruptcy Court for the District of Delaware entered the Findings of Fact, Conclusions of Law and Order (the "Confirmation Order") Confirming the Third Amended Joint Plan of Reorganization of Primary PDC, Inc. (f/k/a Polaroid Corporation) and its Debtor Subsidiaries and the Official Committee of Unsecured Creditors (the "Plan").

                  PLEASE TAKE FURTHER NOTICE that on December 17, 2003 (the "Effective Date"), the Plan became effective pursuant to section 9.2 of the Plan.

                  PLEASE TAKE FURTHER NOTICE that, in accordance with paragraph 28 of the Confirmation Order, on the Effective Date, the Board of Directors and officers of Primary PDC, Inc. f/k/a Polaroid Corporation are deemed to have resigned and the Designated Representative (as defined in the Plan) is deemed the sole director and shareholder of Reorganized Polaroid (as defined in the Plan).

                  PLEASE TAKE FURTHER NOTICE that pursuant to section 4.11 of the Plan, on the Effective Date, and except as otherwise provided in the Plan and in any contract, instrument or other agreement or document created in connection with the Plan, the promissory notes, share certificates (including treasury stock), other instruments evidencing any Claims (as defined in the
Plan) or Interests (as defined in the Plan), and all options, warrants, calls, rights, puts, awards, commitments or any other agreements of any character to acquire such Interests are deemed canceled and of no further force and effect, without any further act or action under any applicable agreement, law, regulation, order or rule, and the obligations of the Debtors under the notes, share certificates and other agreements and instruments governing such Claims and Interests are discharged. On the Effective Date, the Holders (as defined in the Plan) of or parties to such cancelled notes, share certificates and other agreements and instruments have no rights arising from or relating to such notes, share certificates and other agreements and instruments or the cancellation thereof, except the rights provided pursuant to the Plan.


Dated:  Wilmington, Delaware
        December 17, 2003

                           /s/ Mark L. Desgrosseilliers
                           ----------------------------------------
                           Gregg M. Galardi (I.D. No. 2991)
                           Mark L. Desgrosseilliers (I.D. No. 4083)
                           SKADDEN, ARPS, SLATE, MEAGHER
                               & FLOM LLP
                           One Rodney Square
                           P.O. Box 636
                           Wilmington, Delaware 19899
                           (302) 651-3000

                                    - and -

                           Eric W. Kaup
                           SKADDEN, ARPS, SLATE, MEAGHER
                               & FLOM (ILLINOIS)
                           333 West Wacker Drive
                           Chicago, Illinois 60606
                           (312) 407-0700

                           Former Attorneys for Debtors and
                           Debtors-in-Possession

                  [Signatures continued on following page]

                                    - and -





                           /s/ Nava Hazan
                           ----------------------------------
                           Fred Hodara, Esq.
                           Philip Dublin, Esq.
                           Nava Hazan, Esq.
                           Akin Gump Strauss Hauer
                             & Feld LLP
                           590 Madison Avenue
                           New York, NY 10022

                                    -and-

                           Brendan Linehan Shannon, Esq.
                           Young Conaway Stargatt & Taylor LLP
                           The Brandywine Building, 17th Floor
                           1000 West Street
                           P.O. Box 391 Wilmington, DE 19899

                           Counsel for the Plan Administrator and
                           Former Counsel for the Official Committee of Unsecured Creditors of Polaroid
                             Corporation, et al.
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